UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE Minneapolis, MN 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

A copy of the press release issued by Bio-Techne Corporation on October 29, 2019, describing the results of operations for the quarter ended September 30, 2019 and its financial condition as of September 30, 2019, is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

     A quorum was present at the Annual Meeting with 35,426,198 shares represented personally or by proxy, which represents approximately 93% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at nine:

For	Against	Abstain	Broker Non-Vote
33,575,801	54,516	40,286	1,755,595

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Charles R. Kummeth	33,454,796	193,444	22,363	1,755,595
Robert V. Baumgartner	26,497,691	6,648,326	524,586	1,755,595
Randolph C. Steer, M.D., Ph.D.	33,163,514	484,583	22,506	1,755,595
John L. Higgins	28,396,240	5,251,893	22,470	1,755,595
Roeland Nusse, Ph.D.	33,444,079	204,481	22,043	1,755,595
Harold J. Wiens	33,441,545	206,196	22,862	1,755,595
Joseph D. Keegan, Ph.D.	33,449,094	198,892	22,617	1,755,595
Alpna Seth, Ph.D.	31,958,778	1,689,584	22,241	1,755,595
Rupert Vessey, Ph.D.	33,458,391	189,614	22,598	1,755,595

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
33,014,937	588,282	67,384	1,755,595

Proposal No. 4 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

For	Against	Abstain	Broker Non-Vote
34,924,727	466,780	34,691	N/A

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on October 29, 2019, announcing a cash dividend is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated October 29, 2019, announcing results of operations

99.2	Press Release, dated October 29, 2019, announcing cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: October 29, 2019	By:	/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 29, 2019, announcing results of operations

99.2	Press Release, dated October 29, 2019, announcing cash dividend.